Exhibit 99.1

Fourth Quarter 2005 Earnings Release and Supplemental Financials

January 19, 2006

Sky

Expanding Horizons

FOR IMMEDIATE RELEASE

CONTACT:	Kevin T. Thompson	Tim Dirrim
	Executive Vice President	Vice President
	Chief Financial Officer	Marketing Communications
	Sky Financial Group, Inc.	Sky Financial Group, Inc.
	(419) 254-6068	(419) 327-6330

Sky Financial Group Reports Fourth Quarter and Year-End Results

January 19, 2006 - Bowling Green, Ohio - Sky Financial Group, Inc. (NASDAQ: SKYF) today reported 2005 fourth quarter net income of $53.7 million, or $.49 per diluted share, compared to $49.3 million, or $.46 per diluted share, for the fourth quarter of 2004. Annualized return on assets and return on equity for the fourth quarter were 1.39% and 13.89%, respectively, compared with 1.33% and 13.55%, respectively, for the same period in 2004. The net income for the fourth quarter of 2005 and 2004 included income from discontinued operations of $0.4 million and $0.4 million, respectively.

For the full year 2005, Sky reported net income of $182.6 million, or $1.69 per diluted share versus $194.4 million, or $1.93 per diluted share for the prior year. The prior year-to-date included income from discontinued operations of $19.2 million, or $.19 per diluted share, due to a gain from Sky’s sale of its dental finance unit, Sky Financial Solutions (SFS). Income from continuing operations for 2005 was $182.2 million, or $1.69 per diluted share, versus $175.2 million, or $1.74 per diluted share, for the prior year.

During the fourth quarter of 2005, Sky Financial adopted Financial Accounting Standard No. 123(R) Share-Based Payment (FAS 123(R)). Sky adopted FAS 123(R) using the modified retrospective method and restated the first three quarters of 2005 using the pro forma expense originally disclosed; 2004 and previous years have not been restated. As such, the twelve months ended December 31, 2005, reflect a full year of expense for stock options, and the fourth quarter of 2005 reflects three months of expense. For the full year of 2005, Sky Financial recorded $4.1 million ($2.7 million after tax) as additional salaries and employee benefits expense. For the fourth quarter of 2005, Sky Financial recorded expense of $0.8 million ($0.6 million after tax).

“We were very pleased with our solid financial performance as we completed 2005,” stated Marty E. Adams, president, chairman and chief executive officer. “As expected, improvements in net interest margin and strong performance from Sky’s fee-based businesses contributed to increased earnings in the fourth quarter 2005 over the same period in the prior year. Future earnings will also benefit from our

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fourth quarter improvement in asset quality. We expect to maintain our disciplined approach to both revenue growth and cost savings in 2006 in order to continue to generate value for our shareholders.”

Core operating earnings, which reflect net income adjusted to exclude discontinued operations and merger-related expenses that are not representative of ongoing operations, and adjusted to include pro forma stock option expense for periods that were not restated, were $53.7 million for the fourth quarter versus $47.5 million for the same period in 2004. Core operating earnings per diluted share for the fourth quarter were $.49 versus $.44 for the fourth quarter of 2004. For the 2005 fourth quarter, on a core operating earnings basis, annualized return on assets and return on equity were 1.39% and 13.90%, respectively, compared with 1.28% and 13.05%, respectively, for the same period in 2004.

Core operating earnings were $183.3 million, or $1.70 per diluted share, for the full year 2005 versus $174.6 million, or $1.74 per diluted share, for the prior year. For the full year 2005, on a core operating earnings basis, annualized return on assets and return on equity were 1.21% and 12.32%, respectively, compared with 1.31% and 14.20% respectively, for the full year 2004.

Cash operating earnings, which reflect core operating earnings, excluding amortization of intangibles, were $56.3 million, or $.52 per diluted share, in the fourth quarter compared to $49.8 million, or $.47 per diluted share, in the fourth quarter of 2004. On a cash operating basis, the annualized return on average tangible equity was 23.08% for the fourth quarter compared with 20.96% for the same period in 2004.

Cash operating earnings were $193.0 million, or $1.79 per diluted share, for the full year 2005 compared to $181.8 million, or $1.81 per diluted share, for the prior year. On a cash operating basis, the return on average tangible equity was 20.39% for 2005 compared with 20.97% for the prior year.

Fourth Quarter Results

Net interest income for the fourth quarter was $132.2 million, up 6.4% from $124.3 million in the fourth quarter of 2004. The net interest margin for the fourth quarter was 3.76%, up 1 basis point from the third quarter of 2005 and up 8 basis points from the fourth quarter of 2004. The net interest margin performance continued to reflect the benefits from rising short-term interest rates and prudent spread management and interest rate risk management practices, despite the effects of the flattened yield curve and increasingly competitive markets.

Average earning assets increased 3.6% over the fourth quarter of 2004 from a combination of organic growth and acquisitions. Average loans for the quarter increased 5.2% from the same quarter last year, with organic growth contributing 2.3% in addition to the acquisitions. Average deposits grew 4.8% from the fourth quarter of 2004, which included organic growth of 1.3% in addition to the acquisitions. Non-interest bearing deposits, Sky’s highest growth priority, were up 8.0% for the fourth quarter compared to the fourth quarter of 2004, which included organic growth of 4.5%.

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Non-interest revenues, excluding securities transactions, were up 10.8%, including the benefit from acquisitions, compared to the same quarter in 2004. Non-interest revenues were $56.2 million for the fourth quarter, down 2.5% from $57.7 million in the fourth quarter of 2004, which includes a $6.8 million decrease in gains on securities transactions. Compared to the prior year quarter, mortgage banking revenues were down 0.8% mainly due to lower origination and sales revenue mostly offset by higher recapture of impairment charges and lower amortization expense. In addition, trust services income and service charges on deposits were up 10.3% and 8.8%, respectively. Brokerage and insurance commissions were up 8.7% due mostly to acquisitions at the beginning of the quarter. Other income increased 20.9% over the fourth quarter of 2004 mostly due to a gain on an insurance settlement for a portfolio of loans.

Non-interest expenses for the fourth quarter of 2005, which included $0.6 million of merger, integration and restructuring expenses related to the acquisition of Falls Bank and costs associated with a potential acquisition, were $101.1 million compared to $97.8 million in the fourth quarter of 2004, which included $0.4 million of merger, integration and restructuring expenses related to the acquisition of Prospect Bancshares. Excluding the merger, integration and restructuring expenses for both years, the 2005 fourth quarter non-interest expenses were up 3.1% or $3.0 million over the fourth quarter of 2004. Expenses have increased over 2004’s fourth quarter mainly due to the recording of expenses related to the adoption of FAS 123(R) discussed above and the acquisitions of Belmont Bancorp in the second quarter of 2005, Falls Bank in the fourth quarter of 2005 and three insurance agencies in the third and fourth quarters of 2005. Expenses were further impacted by the addition of four new financial centers over the last twelve months. The efficiency ratio, on a cash operating basis, excluding the merger, integration and restructuring expenses and amortization of intangible assets, was 51.02% for the fourth quarter of 2005, compared to 52.74% for the same quarter in 2004.

Credit Quality

Several positive events occurred in the fourth quarter of 2005, including cash received of $8.9 million from the sale of $9.2 million of non-accrual loans with payments guaranteed by surety bonds or insurance policies, the pay-off of an adversely-rated relationship of $16 million and the settlement of non-performing investments of $10.3 million resulting in a reduced risk profile at the end of the year. The provision for credit losses for the fourth quarter of 2005 was $6.8 million, decreasing from $11.6 million in the same quarter in 2004. This reduction in provision took into consideration the improved credit risk profile at the end of the year.

Net credit losses for the fourth quarter of 2005 were $16.2 million, or .59% annualized to average total loans, compared to $9.9 million, or .38%, for the fourth quarter of 2004. At December 31, 2005, non-performing loans to total loans was 1.07% versus 1.35% at the end of 2004. Total non-performing loans at December 31, 2005, were $119.5 million, a decrease of $24.2 million from $143.7 million at December 31, 2004. The allowance for credit losses to non-performing loans at December 31, 2005, was 121% versus 105% at the end of 2004. Non-performing loans continue to reflect the non-accrual status of loans

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with payments guaranteed by surety bonds or insurance policies issued by two insurance companies, which remain in litigation. However, the total balance has decreased to $20.4 million from $34.4 million at December 31, 2004, as a result of cash received during the year.

Continued Expansion

On November 29, 2005, Sky completed its acquisition of Falls Bank. The two Falls branches were integrated into Sky’s Western Reserve Region at the beginning of December.

On October 4, 2005, Sky announced the acquisition of Becker-McDowell Agency, Inc. and Steiner Insurance Agency, Inc., both located in Wooster, Ohio. These businesses were integrated into Sky’s existing insurance business. In addition, on January 3, 2006, Sky announced the acquisition of the Peter B. Burke Insurance Agency in Pittsburgh, Pennsylvania. This business will also be merged into Sky’s existing insurance business.

Outlook For 2006

Commenting on 2006, Kevin Thompson, chief financial officer, stated, “We are pleased with our progress in a difficult 2005 and we are poised for a solid performance in 2006. We currently project 2006 diluted earnings per share on a net income, or GAAP basis, of $1.90 to $1.95 per diluted share.”

Conference Call

Today, January 19, 2006, at 10 a.m., Mr. Adams and members of Sky’s leadership team will host a conference call to provide an overview of 2005 fourth quarter performance and a business outlook. Participants are encouraged to call in beginning at 9:45 a.m. by dialing (800) 310-6649 (confirmation code: 3369488). R.S.V.P. is not required. The webcast can be accessed via the Investor Relations/Webcasts section (http://investor.skyfi.com/medialist.cfm) of the Sky website. A replay of the call will be available from 3 p.m., January 19, until midnight, January 24, by calling (888) 203-1112 (confirmation code: 3369488). The event will be archived on the Sky website indefinitely. For supplemental financial tables, please refer to the Investor Relations/Press Releases (http://investor.skyfi.com/releases.cfm) section on Sky’s web site.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this press release contains certain non-GAAP financial measures. Sky believes that providing certain non-GAAP financial measures provides investors with information useful in understanding Sky’s financial performance, its performance trends and financial position. Specifically, Sky provides measures based on “core operating earnings,” which exclude merger-related expenses and discontinued operations that are not reflective of on-going operations or not expected to recur. In addition, Sky provides measures based on “cash operating earnings,” which further adjusts core operating earnings to exclude the effect of amortization of intangibles. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results. A reconciliation of these non-GAAP measures to the most comparable GAAP equivalent is included in the financial tables.

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Forward-looking Statement

The information in this press release contains forward-looking statements including certain projections, plans and forecasts of expected future performance that are not historical facts and are subject to a number of risks and uncertainties. These forward-looking statements include, but are not limited to, the Company’s 2006 earnings per share projections. Actual results and performance could differ materially from those contemplated or implied by these forward-looking statements. For a summary of important factors that could affect Sky’s forward-looking statements, please refer to Sky’s filings with the Securities and Exchange Commission (SEC) available at the SEC’s Internet site (www.sec.gov). Sky undertakes no obligation to update or revise these statements following the date of this release.

About Sky Financial Group, Inc.

Sky Financial Group is a $15.7 billion diversified financial holding company with its headquarters located in Bowling Green, Ohio. Sky’s asset size places it among the 40 largest publicly-held bank holding companies in the nation. Sky operates over 290 financial centers and over 300 ATMs serving communities in Ohio, Pennsylvania, Michigan, Indiana and West Virginia. Sky’s financial service affiliates include: Sky Bank, commercial and retail banking; Sky Trust, asset management services; and Sky Insurance, retail and commercial insurance agency services. Sky is located on the web at www.skyfi.com.

-end-

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Summary Financials-Fourth Quarter 2005

SKY FINANCIAL GROUP, INC.

STATEMENTS OF INCOME (Unaudited)

(Dollars in thousands, except per share data)	Three Months Ended December 31,		Percent Change	Twelve Months Ended December 31,		Percent Change
	2005	2004		2005	2004
Interest income	$223,243	$186,124	19.9%	$830,224	$661,943	25.4%
Interest expense	91,017	61,819	47.2	315,572	210,632	49.8

Net interest income	132,226	124,305	6.4	514,652	451,311	14.0
Provision for credit losses	6,807	11,615	(41.4)	52,249	37,660	38.7

Net interest income after provision for credit losses	125,419	112,690	11.3	462,403	413,651	11.8

Non-interest income
Trust services income	5,511	4,996	10.3	21,918	18,281	19.9
Service charges and fees on deposit accounts	14,578	13,395	8.8	55,570	47,964	15.9
Mortgage banking income	5,632	5,675	(0.8)	24,991	24,844	0.6
Brokerage and insurance commissions	14,519	13,358	8.7	59,172	55,820	6.0
Net securities gains (losses)	1,553	8,310	(81.3)	3,662	14,569	(74.9)
Other income	14,412	11,918	20.9	46,069	41,939	9.8

Total non-interest income	56,205	57,652	(2.5)	211,382	203,417	3.9

Non-interest expenses
Salaries and employee benefits	53,251	53,190	0.1	214,555	193,611	10.8
Occupancy and equipment expense	17,209	16,824	2.3	68,402	59,096	15.7
Merger, integration and restructuring expense	618	365	69.3	1,771	4,542	(61.0)
Other operating expenses	30,037	27,452	9.4	115,319	99,275	16.2

Total non-interest expense	101,115	97,831	3.4	400,047	356,524	12.2

Income from continuing operations before income taxes	80,509	72,511	11.0	273,738	260,544	5.1
Income taxes from continuing operations	27,168	23,612	15.1	91,547	85,344	7.3

Income from continuing operations	53,341	48,899	9.1	182,191	175,200	4.0
Income from discontinued operations, net of tax	372	430		372	19,155	(98.1)

Net income	$53,713	$49,329	8.9	$182,563	$194,355	(6.1)

SHARE DATA:
Earnings per share from continuing operations
Basic	$0.49	$0.46	6.5	$1.71	$1.76	(2.8)
Diluted	0.49	0.46	6.5	1.69	1.74	(2.9)
Earnings per share from discontinued operations
Basic	0.00	0.00	—	0.00	0.19	(100.0)
Diluted	0.00	0.00	—	0.00	0.19	(100.0)
Earnings per share
Basic	0.50	0.47	6.4	1.71	1.95	(12.3)
Diluted	0.49	0.46	6.5	1.69	1.93	(12.4)
Core operating earnings per share*
Basic	0.50	0.45	11.0	1.72	1.76	(2.3)
Diluted	0.49	0.44	11.4	1.70	1.74	(2.3)
Cash operating earnings per share*
Basic	0.52	0.47	10.6	1.81	1.83	(1.1)
Diluted	0.52	0.47	10.6	1.79	1.81	(1.1)
Cash dividend declared per common share	0.23	0.22	—	0.89	0.85	—
Average shares outstanding
Basic	107,844,000	105,922,000	—	106,796,000	99,461,000	—
Diluted	109,008,000	107,163,000	—	107,973,000	100,568,000	—

Note: During the fourth quarter of 2005, Sky Financial adopted Financial Accounting Standard No. 123(R) Share Based Payment (FAS 123(R)). Sky Financial adopted FAS 123(R) using the modified retrospective method and restated the first three interim quarters of 2005 using the pro forma expense originally disclosed in those quarters; 2004 and previous years have not been restated on a GAAP basis. As such, the twelve months ended December 31, 2005 results reflect a full year of expense for stock options and the three months ended December 31, 2005 reflects three months of expense related to stock options. For the full year of 2005, Sky Financial recorded $4.1 million ($2.7 million after tax) as additional salaries and employee benefits expense. For the fourth quarter of 2005, Sky Financial recorded $0.8 million ($0.6 million after tax) related to this adoption.

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Summary Financials-Fourth Quarter 2005

PERFORMANCE RATIOS:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
Net Income	$53,713	$49,329	$182,563	$194,355
Return on average equity	13.89%	13.55%	12.27%	15.80%
Return on average assets	1.39	1.33	1.21	1.43

CONTINUING OPERATIONS
Income from continuing operations	$53,341	$48,899	$182,191	$175,200
Return on average equity	13.79%	13.43%	12.25%	14.24%
Return on average assets	1.38	1.32	1.20	1.31
Efficiency ratio	53.42	53.53	54.85	54.17
Net interest margin (FTE)	3.76	3.68	3.73	3.69

CORE OPERATING *
Core operating earnings	$53,743	$47,512	$183,342	$174,638
Return on average equity	13.90%	13.05%	12.32%	14.20%
Return on average assets	1.39	1.28	1.21	1.31
Efficiency ratio	53.09	54.22	54.60	54.31

CASH OPERATING*
Cash operating earnings	$56,284	$49,837	$193,018	$181,775
Return on average tangible equity	23.08%	20.96%	20.39%	20.97%
Return on average tangible assets	1.51	1.39	1.32	1.40
Efficiency ratio	51.02	52.74	52.56	52.64

PERIOD END BALANCE SHEETS (Unaudited)

(Dollars in thousands)

	December 31,		Percent Change
	2005	2004
Cash and due from banks	$318,114	$232,407	36.9%
Interest-earning deposits with banks	15,037	32,919	(54.3)
Loans held for sale	24,184	9,433	156.4
Securities available for sale	3,097,472	3,091,813	0.2
Total loans	11,149,222	10,616,118	5.0
Allowance for credit losses	(144,461)	(151,389)	(4.6)

Net loans	11,004,761	10,464,729	5.2
Premises and equipment	166,797	155,466	7.3
Goodwill and other intangibles	595,499	546,932	8.9
Other assets	461,427	410,724	12.3

Total Assets	$15,683,291	$14,944,423	4.9

Total interest-earning assets	$14,285,915	$13,750,283	3.9

Non-interest-bearing deposits	$1,734,113	$1,592,510	8.9
Interest-bearing deposits	9,021,563	8,759,081	3.0

Total deposits	10,755,676	10,351,591	3.9
Repos and federal funds purchased	1,053,244	1,041,361	1.1
Debt and FHLB advances	2,125,788	1,924,840	10.4
Other liabilities	194,706	155,676	25.1
Shareholders’ equity	1,553,877	1,470,955	5.6

Total Liabilities and Shareholders’ Equity	$15,683,291	$14,944,423	4.9

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Summary Financials-Fourth Quarter 2005

AVERAGE BALANCE SHEETS (Unaudited)

(Dollars in thousands)

	Three Months Ended December 31,		Percent Change	Twelve Months Ended December 31,		Percent Change
	2005	2004		2005	2004
Cash and due from banks	$249,407	$244,726	1.9%	$247,833	$228,431	8.5%
Interest-earning deposits with banks	16,690	36,498	(54.3)	29,957	37,187	(19.4)
Federal funds sold	930	2,186	(57.5)	1,284	2,573	(50.1)
Loans held for sale	18,048	27,601	(34.6)	22,373	30,323	(26.2)
Securities available for sale	3,049,214	3,075,580	(0.9)	3,055,905	2,795,189	9.3
Total loans	10,946,325	10,400,806	5.2	10,766,796	9,462,682	13.8
Allowance for credit losses	(149,914)	(149,288)	0.4	(150,915)	(136,526)	10.5

Net loans	10,796,411	10,251,518	5.3	10,615,881	9,326,156	13.8
Premises and equipment	165,570	154,329	7.3	162,551	153,486	5.9
Goodwill and other intangibles	589,481	527,525	11.7	564,702	384,681	46.8
Assets of discontinued operations	—	—	N/A	—	215,013	(100.0)
Other assets	472,491	431,688	9.5	445,212	398,877	11.6

Total Assets	$15,358,242	$14,751,651	4.1	$15,145,698	$13,571,916	11.6

Total interest-earning assets	$14,031,207	$13,542,671	3.6	$13,876,315	$12,327,954	12.6

Non-interest-bearing deposits	$1,698,192	$1,573,004	8.0	$1,641,264	$1,402,627	17.0
Interest-bearing deposits	9,098,470	8,724,960	4.3	8,984,954	8,102,221	10.9

Total deposits	10,796,662	10,297,964	4.8	10,626,218	9,504,848	11.8
Repos and federal funds purchased	828,989	944,788	(12.3)	857,472	897,438	(4.5)
Debt and FHLB advances	2,027,218	1,927,205	5.2	2,024,967	1,601,932	26.4
Liabilities of discontinued operations	—	—	N/A	—	201,842	(100.0)
Other liabilities	171,142	133,619	28.1	149,417	135,923	9.9
Shareholders’ equity	1,534,231	1,448,075	5.9	1,487,624	1,229,933	21.0

Total Liabilities and Shareholders’ Equity	$15,358,242	$14,751,651	4.1	$15,145,698	$13,571,916	11.6

ASSET QUALITY DATA:

	December 31,
	2005	2004
Non-accrual loans	$119,030	$143,207
Restructured loans	479	541

Total non-performing loans	119,509	143,748
Investment securities	—	11,705
Other real estate owned	17,476	10,055

Total non-performing assets	$136,985	$165,508

Loans 90 days or more past due & still accruing	$27,987	$16,243
Allowance for credit losses	144,461	151,389

ASSET QUALITY RATIOS:
Non-accrual loans to total loans	1.07%	1.35%
Non-performing loans to total loans	1.07	1.35
Non-performing assets to total assets	0.87	1.11
Loans 90 days or more past due and still accruing to total loans	0.25	0.15
Allowance for credit losses to non-performing loans	120.88	105.32
Allowance for credit losses to non-performing assets	105.46	91.47
Allowance for credit losses to total loans	1.30	1.43

NET CHARGE-OFFS

	Three Months Ended December 31,
	2005	2004
Net charge-offs	$16,223	$9,864
Net charge-offs to average loans	0.59	0.38

	Twelve Months Ended December 31,
	2005	2004
Net charge-offs	$61,785	$34,937
Net charge-offs to average loans	0.57	0.37

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Summary Financials-Fourth Quarter 2005

SKY FINANCIAL GROUP, INC.

*NON-GAAP DISCLOSURE RECONCILIATIONS

(Dollars in thousands)

Core operating earnings reflect net income adjusted to exclude the after-tax effect of discontinued operations, merger, integration and restructuring expenses that are not reflective of on going operations or are not expected to recur and adjusted to include pro forma stock option expenses for periods that were not restated.

Cash operating earnings are core operating earnings adjusted to exclude the after-tax effect of amortizing core deposits and other intangibles. Management believes that both core operating earnings and cash operating earnings assist the investor in understanding the impact of merger, integration and restructuring expenses and amortization of intangibles on reported results.

Core operating earnings

The following reconciles GAAP income from continuing operations to core operating earnings for the three and twelve months ended December 31, 2005 and 2004:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
Income from continuing operations	$53,341	$48,899	$182,191	$175,200

Add: Merger, integration and restructuring expense	618	365	1,771	4,542
Tax effect	(216)	(128)	(620)	(1,590)

After-tax non-operating items	402	237	1,151	2,952
Deduct: Proforma stock option expense, net of tax		(1,624)		(3,514)

Core operating earnings	$53,743	$47,512	$183,342	$174,638

Merger, integration and restructuring expense in 2005 reflect charges associated with the acquisition of Belmont Bancorp in the second quarter, the cost associated with the pending acquisition of Falls Bank recorded in the third and fourth quarters and the cost associated with a potential acquisition recorded in the fourth quarter.

Merger, integration and restructuring expense in 2004 reflect charges associated with the sale of Sky Financial Solutions, Inc. in the first quarter, the acquisition of Second Bancorp in the third quarter and the acquisition of Prospect Bancshares in the fourth quarter.

Core operating earnings is used as the numerator to calculate core operating return on average assets, core operating return on average equity and core operating earnings per share. Additionally, merger, integration and restructuring expenses are deducted from non-interest expense in the numerator of the core operating efficiency ratio disclosed in the tables. The comparable information on a GAAP basis is also provided in the tables.

Cash operating earnings

The following table reconciles core operating earnings to cash operating earnings for the three and twelve months ended December 31, 2005 and 2004:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
Core operating earnings	$53,743	$47,512	$183,342	$174,638

Add: Amortization of core deposits and other intangible assets	3,909	3,577	14,887	10,979
Tax effect	(1,368)	(1,252)	(5,211)	(3,842)

After-tax non-operating items	2,541	2,325	9,676	7,137

Cash operating earnings	$56,284	$49,837	$193,018	$181,775

Cash operating earnings is used as the numerator to calculate the cash operating return on average tangible equity and the cash operating return on average tangible assets. The denominator of each ratio is adjusted to deduct the average balance of intangible assets during the period. Additionally, amortization of core deposits and other intangible assets and merger, integration and restructuring expenses are deducted from non-interest expense in the numerator of the cash operating efficiency ratio disclosed in the tables. The comparable GAAP information is also included in the tables.

9

Summary Financials-Fourth Quarter 2005

The following table reconciles average GAAP equity to average tangible equity for the three and twelve months ended December 31, 2005 and 2004.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
Average GAAP equity	$1,534,231	$1,448,075	$1,487,624	$1,229,933

Goodwill	524,288	454,488	496,315	322,487
Core deposits and other intangibles	65,193	73,037	68,387	62,194
Deferred taxes	(22,818)	(25,563)	(23,935)	(21,768)

	566,663	501,962	540,767	362,913

Average tangible equity	$967,568	$946,113	$946,857	$867,020

The following table reconciles average GAAP assets to average tangible assets for the three and twelve months ended December 31, 2005 and 2004:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
Average GAAP assets (excluding discontinued operations)	$15,358,242	$14,751,651	$15,145,698	$13,356,903

Goodwill	524,288	454,488	496,315	322,487
Core deposits and other intangibles	65,193	73,037	68,387	62,194
Deferred taxes	(22,818)	(25,563)	(23,935)	(21,768)

	566,663	501,962	540,767	362,913

Average tangible assets	$14,791,579	$14,249,689	$14,604,931	$12,993,990

The following table reconciles GAAP earnings per share to operating earnings per share, core operating earnings per share and cash operating earnings per share (certain information does not add due to rounding):

Basic EPS

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
Net income	$0.50	$0.47	$1.71	$1.95
After-tax earnings from discontinued operations	(0.00)	0.00	(0.00)	(0.19)
After-tax merger, integration and restructuring	0.00	0.00	0.01	0.03
Deduct: Proforma stock option expense, net of tax		(0.02)		(0.04)

Core operating earnings	0.50	0.45	1.72	1.76
After-tax amortization of core deposits and other intangible assets	0.02	0.02	0.09	0.07

Cash operating earnings	$0.52	$0.47	$1.81	$1.83

Diluted EPS

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
Net income	$0.49	$0.46	$1.69	$1.93
After-tax earnings from discontinued operations	(0.00)	(0.00)	(0.00)	(0.19)
After-tax merger, integration and restructuring	0.00	0.00	0.01	0.03
Deduct: Proforma stock option expense, net of tax		(0.02)		(0.03)

Core operating earnings	0.49	0.44	1.70	1.74
After-tax amortization of core deposits and other intangible assets	0.02	0.02	0.09	0.07

Cash operating earnings	$0.52	$0.47	$1.79	$1.81

– end –

10

Fourth Quarter 2005

Supplemental Financial Information

January 19, 2006

Supplemental Financial Information - Fourth Quarter 2005

SKY FINANCIAL GROUP, INC.

FIVE QUARTERS STATEMENTS OF INCOME (unaudited)

(Dollars in thousands)

	2005				2004
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Fully taxable equivalent interest income	$224,108	$213,223	$203,841	$192,410	$186,929

Interest income	$223,243	$212,358	$203,029	$191,594	$186,124
Interest expense	91,017	81,939	75,029	67,587	61,819

Net interest income	132,226	130,419	128,000	124,007	124,305
Provision for credit losses	6,807	8,725	5,894	30,823	11,615

Net interest income after provision for credit losses	125,419	121,694	122,106	93,184	112,690

Non-interest income
Trust services income	5,511	5,598	5,395	5,414	4,996
Service charges and fees on deposit accounts	14,578	14,786	14,033	12,173	13,395
Mortgage banking income	5,632	7,681	5,923	5,755	5,675
Brokerage and insurance commissions	14,519	13,896	14,127	16,630	13,358
Net securities gains (losses)	1,553	147	1,084	878	8,310
Other income	14,412	10,082	10,954	10,621	11,918

Total non-interest income	56,205	52,190	51,516	51,471	57,652

Non-interest expenses
Salaries and employee benefits	53,251	53,120	54,679	53,505	53,190
Occupancy and equipment expense	17,209	16,754	16,835	17,604	16,824
Merger, integration and restructuring expense	618	122	1,031	—	365
Other operating expenses	30,037	27,444	29,508	28,330	27,452

Total non-interest expense	101,115	97,440	102,053	99,439	97,831

Income from continuing operations before income taxes	80,509	76,444	71,569	45,216	72,511
Income taxes from continuing operations	27,168	26,099	23,783	14,497	23,612

Income from continuing operations	53,341	50,345	47,786	30,719	48,899

Income from discontinued operations, net of tax	372	—	—	—	430
Net income	$53,713	$50,345	$47,786	$30,719	$49,329

Core operating earnings	$53,743	$50,424	$48,456	$30,719	$47,512

Note: During the fourth quarter of 2005, Sky Financial adopted Financial Accounting Standards No. 123(R) Share Based Payment (FAS 123(R)). Sky Financial adopted FAS 123(R) using the modified retrospective method and restated the first three interim quarters of 2005 using the pro forma expense original disclosed in those quarters; 2004 and previous years have not been restated on a GAAP basis. As such, the first three quarters presented above have been restated from the amounts originally reported to included expense related to stock options. The additional salary and employee benefits expense was recorded as follows: (1) first quarter - $1.2 million ($0.8 million after tax); (2) second quarter - $1.1 million ($0.7 million after tax); (3) third quarter - $1.0 million ($0.7 million after tax); and (4) fourth quarter - $0.8 million ($0.6 million after tax).

Supplemental Financial Information - Fourth Quarter 2005

SKY FINANCIAL GROUP, INC.

FIVE QUARTER PERFORMANCE RATIOS AND SHARE DATA

(Unaudited)

PERFORMANCE RATIOS

	2005				2004
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Return on average equity	13.89%	13.20%	13.32%	8.51%	13.55%
Return on average assets	1.39	1.31	1.27	0.84	1.33

CONTINUING OPERATIONS

	2005				2004
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Return on average equity	13.79%	13.20%	13.32%	8.51%	13.43%
Return on average assets	1.38	1.31	1.27	0.84	1.32
Net interest rate spread (FTE)	3.32	3.35	3.37	3.36	3.37
Net interest rate margin (FTE)	3.76	3.75	3.73	3.69	3.68
Efficiency ratio	53.42	53.11	56.59	56.41	53.53

CORE OPERATING *

	2005				2004
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Return on average equity	13.90%	13.22%	13.51%	8.51%	13.05%
Return on average assets	1.39	1.32	1.29	0.84	1.28
Efficiency ratio	53.09	53.04	56.02	56.41	54.22

CASH OPERATING*

	2005				2004
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Return on average tangible equity	23.08%	21.87%	22.33%	14.13%	20.96%
Return on average assets	1.51	1.43	1.40	0.93	1.39
Efficiency ratio	51.02	50.96	54.02	54.39	52.74

Supplemental Financial Information - Fourth Quarter 2005

SKY FINANCIAL GROUP, INC.

FIVE QUARTER SHARE DATA

(Unaudited)

	2005				2004
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Earnings per share from continuing operations
Basic	$0.49	$0.47	$0.45	$0.29	$0.46
Diluted	0.49	0.46	0.45	0.29	0.46
Earnings per share from discontinued operations
Basic	0.00	—	—	—	0.00
Diluted	0.00	—	—	—	0.00
Earnings per share
Basic	0.50	0.47	0.45	0.29	0.47
Diluted	0.49	0.46	0.45	0.29	0.46
Core operating earnings per share*
Basic	0.50	0.47	0.46	0.29	0.45
Diluted	0.49	0.47	0.45	0.29	0.44
Cash operating earnings per share*
Basic	0.52	0.49	0.48	0.31	0.47
Diluted	0.52	0.49	0.48	0.31	0.47
Cash dividend declared per common share	0.23	0.22	0.22	0.22	0.22
Book value per share	14.35	14.12	13.97	13.31	13.77
Average shares outstanding
Basic	107,844,000	107,236,000	105,752,000	106,330,000	105,922,000
Diluted	109,008,000	108,431,000	106,888,000	107,591,000	107,163,000
Book value calculation shares outstanding	108,307,601	107,469,752	107,183,099	105,752,028	106,838,511

Supplemental Financial Information - Fourth Quarter 2005

SKY FINANCIAL GROUP, INC.

FIVE QUARTER AVERAGE BALANCE SHEETS (Unaudited)

(Dollars in thousands)

	2005				2004
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Cash and due from banks	$249,407	$266,045	$236,822	$238,742	$244,726
Interest-earning deposits with banks	16,690	30,680	34,747	37,938	36,498
Federal funds sold	930	1,033	3,164	—	2,186
Loans held for sale	18,048	27,661	21,832	21,935	27,601
Securities available for sale	3,049,214	3,042,872	3,077,456	3,054,277	3,075,580
Total loans	10,946,325	10,791,361	10,721,064	10,604,408	10,400,806
Allowance for loan losses	(149,914)	(152,901)	(150,898)	(149,925)	(149,288)

Net loans	10,796,411	10,638,460	10,570,166	10,454,483	10,251,518
Premises and equipment	165,570	167,698	159,843	156,942	154,329
Goodwill and other intangibles	589,481	577,631	549,951	541,086	527,525
Other assets	472,491	445,424	441,068	421,298	431,688

Total Assets	$15,358,242	$15,197,504	$15,095,049	$14,926,701	$14,751,651

Total interest-earning assets	$14,031,207	$13,893,607	$13,858,263	$13,718,558	$13,542,671

Non-interest-bearing deposits	$1,698,192	$1,679,171	$1,622,138	$1,563,661	$1,573,004
Interest-bearing deposits	9,098,470	9,083,148	8,895,799	8,858,682	8,724,960

Total deposits	10,796,662	10,762,319	10,517,937	10,422,343	10,297,964
Repos and federal funds purchased	828,989	794,554	892,024	915,969	944,788
Debt and FHLB advances	2,027,218	1,980,981	2,109,609	1,982,049	1,927,205
Other liabilities	171,142	146,767	137,036	142,437	133,619
Shareholders’ equity	1,534,231	1,512,883	1,438,443	1,463,903	1,448,075

Total Liabilities and Shareholders’ Equity	$15,358,242	$15,197,504	$15,095,049	$14,926,701	$14,751,651

Supplemental Financial Information - Fourth Quarter 2005

SKY FINANCIAL GROUP, INC.

FIVE QUARTER PERIOD END BALANCE SHEETS (Unaudited)

(Dollars in thousands)

	2005				2004
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Cash and due from banks	$318,114	$289,089	$284,906	$217,333	$232,407
Interest-earning deposits with banks	15,037	14,196	19,245	27,696	32,919
Loans held for sale	24,184	20,685	14,979	27,946	9,433
Securities available for sale	3,097,472	3,052,117	3,056,836	3,063,145	3,091,813
Total loans	11,149,222	10,914,530	10,821,336	10,662,957	10,616,118
Allowance for loan losses	(144,461)	(153,351)	(152,543)	(150,122)	(151,389)

Net loans	11,004,761	10,761,179	10,668,793	10,512,835	10,464,729
Premises and equipment	166,797	165,517	167,132	156,829	155,466
Goodwill and other intangibles	595,499	582,798	577,008	539,678	546,932
Other assets	461,427	451,384	431,602	432,350	410,724

Total Assets	$15,683,291	$15,336,965	$15,220,501	$14,977,812	$14,944,423

Total interest-earning assets	$14,285,915	$14,001,528	$13,912,396	$13,781,744	$13,750,283

Non-interest-bearing deposits	$1,734,113	$1,722,735	$1,689,340	$1,557,454	$1,592,510
Interest-bearing deposits	9,021,563	9,132,059	8,920,127	8,883,838	8,759,081

Total deposits	10,755,676	10,854,794	10,609,467	10,441,292	10,351,591
Repos and federal funds purchased	1,053,244	780,585	845,146	942,150	1,041,361
Debt and FHLB advances	2,125,788	1,963,594	2,110,206	2,043,946	1,924,840
Other liabilities	194,706	220,937	158,483	143,244	155,676
Shareholders’ equity	1,553,877	1,517,054	1,497,199	1,407,181	1,470,955

Total Liabilities and Shareholders’ Equity	$15,683,291	$15,336,964	$15,220,501	$14,977,813	$14,944,423

Supplemental Financial Information - Fourth Quarter 2005

SKY FINANCIAL GROUP, INC.

FIVE QUARTER LOAN TABLE (Unaudited)

(Dollars in thousands)

	2005				2004
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
PERIOD END
Residential Mortgage	$1,134,698	$1,096,703	$1,105,896	$1,082,756	$1,110,943
Home Equity	1,730,752	1,737,937	1,751,449	1,701,716	1,728,599
Consumer	711,197	736,363	768,837	797,857	807,686
Commercial Real Estate	4,552,226	4,447,272	4,479,275	4,408,069	4,406,151
Commercial & Industrial	3,020,349	2,896,255	2,715,879	2,672,559	2,562,739

Total Loans	$11,149,222	$10,914,530	$10,821,336	$10,662,957	$10,616,118

Residential Mortgage	10%	10%	10%	10%	10%
Home Equity	16%	16%	16%	16%	16%
Consumer	6%	7%	7%	8%	8%
Commercial Real Estate	41%	41%	42%	41%	42%
Commercial & Industrial	27%	26%	25%	25%	24%

Total Loans	100%	100%	100%	100%	100%

	2005				2004
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
AVERAGES
Residential Mortgage	$1,106,292	$1,102,936	$1,088,328	$1,103,778	$1,067,456
Home Equity	1,732,682	1,745,278	1,721,724	1,717,047	1,694,828
Consumer	724,727	755,634	777,458	798,477	826,807
Commercial Real Estate	4,536,494	4,419,506	4,451,084	4,405,092	4,281,441
Commercial & Industrial	2,846,130	2,768,007	2,682,470	2,580,014	2,530,274

Total Loans	$10,946,325	$10,791,361	$10,721,064	$10,604,408	$10,400,806

Residential Mortgage	10%	10%	10%	10%	10%
Home Equity	16%	16%	16%	16%	16%
Consumer	7%	7%	7%	8%	8%
Commercial Real Estate	41%	41%	42%	42%	42%
Commercial & Industrial	26%	26%	25%	24%	24%

Total Loans	100%	100%	100%	100%	100%

Supplemental Financial Information - Fourth Quarter 2005

SKY FINANCIAL GROUP, INC.

FIVE QUARTER FUNDING TABLE (Unaudited)

(Dollars in thousands)

	2005				2004
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
PERIOD END
Non-interest-bearing demand deposits	$1,734,113	$1,722,735	$1,689,340	$1,557,454	$1,592,510
Interest-bearing demand deposits	333,491	410,783	367,174	359,620	325,751
Savings deposits	3,416,583	3,585,227	3,670,735	3,825,900	3,874,943
Time deposits	5,271,489	5,136,049	4,882,218	4,698,318	4,558,387

Total deposits	10,755,676	10,854,794	10,609,467	10,441,292	10,351,591

Short-term borrowings	1,053,244	780,585	846,268	942,150	1,041,361
Trust preferred securities	184,798	187,790	190,491	188,326	189,558
Debt and FHLB advances	1,940,990	1,775,804	1,918,593	1,855,620	1,735,282

Total funding sources	$13,934,708	$13,598,973	$13,564,819	$13,427,388	$13,317,792

	2005				2004
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
AVERAGE
Non-interest-bearing demand deposits	$1,698,192	$1,679,171	$1,622,138	$1,563,661	$1,573,004
Interest-bearing demand deposits	368,885	400,426	357,348	347,180	362,352
Savings deposits	3,524,370	3,651,598	3,751,675	3,879,783	3,939,766
Time deposits	5,205,215	5,031,124	4,786,776	4,631,719	4,422,842

Total deposits	10,796,662	10,762,319	10,517,937	10,422,343	10,297,964

Short-term borrowings	828,989	794,554	894,356	915,969	944,788
Trust preferred securities	185,934	189,509	189,801	189,726	186,669
Debt and FHLB advances	1,841,284	1,791,472	1,917,476	1,792,323	1,740,536

Total funding sources	$13,652,869	$13,537,854	$13,519,570	$13,320,361	$13,169,957

Supplemental Financial Information - Fourth Quarter 2005

ASSET QUALITY DATA:

	2005				2004
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Non-accrual loans	$119,030	$126,131	$126,537	$125,464	$143,207
Restructured loans	479	495	516	526	541

Total non-performing loans	119,509	126,626	127,053	125,990	143,748
Investment securities	—	10,299	10,395	11,705	11,705
Other real estate owned	17,476	14,700	11,511	11,854	10,055

Total non-performing assets	$136,985	$151,625	$148,959	$149,549	$165,508

Loans 90 days or more past due & still accruing	$27,987	$24,424	$25,848	$26,885	$16,243
Net charge-offs	16,223	7,997	5,817	31,748	9,864
Allowance for loan losses	144,461	153,351	152,543	150,122	151,389

ASSET QUALITY RATIOS:

	2005				2004
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Non-accrual loans to total loans	1.07%	1.16%	1.17%	1.18%	1.35%
Non-performing loans to total loans	1.07	1.16	1.17	1.18	1.35
Non-performing assets to total assets	0.87	0.99	0.98	1.00	1.11
Loans 90 days or more past due and still accruing to total loans	0.25	0.22	0.24	0.25	0.15
Net charge-offs to average loans	0.59	0.29	0.22	1.21	0.38
Allowance for loan losses to non-performing loans	120.88	121.11	120.06	119.15	105.32
Allowance for loan losses to non-performing assets	105.46	101.14	102.41	100.38	91.47
Allowance for loan losses to total loans	1.30	1.41	1.41	1.41	1.43

Supplemental Financial Information - Fourth Quarter 2005

SKY FINANCIAL GROUP, INC.

*NON-GAAP DISCLOSURE RECONCILIATIONS

(Dollars in thousands)

Core operating earnings reflect net income adjusted to exclude the after-tax effect of discontinued operations, merger, integration and restructuring expenses that are not reflective of on going operations or are not expected to recur and adjusted to include pro forma stock option expenses for periods that were not restated.

Cash operating earnings are core operating earnings adjusted to exclude the after-tax effect of amortizing core deposits and other intangibles. Management believes that both core operating earnings and cash operating earnings assist the investor in understanding the impact of merger, integration and restructuring expenses and amortization of intangibles on reported results.

Core operating earnings

The following reconciles GAAP income from continuing operations to core operating earnings for the twelve months ended December 31, 2005 and 2004 for each of the five quarters presented in the tables:

	Twelve Months Ended December 31,
	2005	2004
Income from continuing operations	$182,191	$175,200
Merger, integration and restructuring expense	1,771	4,542
Tax effect	(620)	(1,590)

After-tax non-operating items	1,151	2,952
Less: Proforma stock option compensation expense, net of tax benefit	—	(3,514)

Core operating earnings	$183,342	$174,638

	2005				2004
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Income from continuing operations	$53,341	$50,345	$47,786	$30,719	$48,899

Merger, integration and restructuring expense	618	122	1,031	—	365
Tax effect	(216)	(43)	(361)	—	(128)

After-tax non-operating items	402	79	670	—	237
Less: Proforma stock option compensation expense, net of tax benefit	—	—	—	—	(1,624)

Core operating earnings	$53,743	$50,424	$48,456	$30,719	$47,512

Merger, integration and restructuring expense in 2005 reflect charges associated with the acquisition of Belmont Bancorp in the second quarter, the cost associated with the acquisition of Falls Bank recorded in the third and fourth quarters and the cost associated with a potential acquisition recorded in the fourth quarter. Merger, integration and restructuring expense in 2004 reflect charges associated with the sale of Sky Financial Solutions, Inc. in the first quarter, the acquisition of Second Bancorp in the third quarter and the acquisition of Prospect Bancshares in the fourth quarter.

Core operating earnings is used as the numerator to calculate core operating return on average assets, core operating return on average equity and core operating earnings per share. Additionally, merger, integration and restructuring expenses are deducted from non-interest expense in the numerator of the core operating efficiency ratio disclosed in the tables. The comparable information on a GAAP basis is also provided in the tables.

Supplemental Financial Information - Fourth Quarter 2005

Cash operating earnings

The following reconciles core operating earnings to cash operating earnings for the twelve months ended December 31, 2005 and 2004 as well as for each of the five quarters presented in these tables:

	Twelve Months Ended December 31,
	2005	2004
Core operating earnings	$183,342	$174,638

Amortization of core deposits and other intangible assets	14,887	10,979
Tax effect	(5,211)	(3,842)

After-tax non-operating items	9,676	7,137

Cash operating earnings	$193,018	$181,775

	2005				2004
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Core operating earnings	$53,743	$50,424	$48,456	$30,719	$47,512

Amortization of core deposits and other intangible assets	3,909	3,814	3,610	3,554	3,577
Tax effect	(1,368)	(1,335)	(1,264)	(1,244)	(1,252)

After-tax non-operating items	2,541	2,479	2,346	2,310	2,325

Cash operating earnings	$56,284	$52,903	$50,802	$33,029	$49,837

Cash operating earnings is used as the numerator to calculate the cash operating return on average tangible equity and the cash operating return on average tangible assets. The denominator of each ratio is adjusted to deduct the average balance of intangible assets during the period. Additionally, amortization of core deposits and other intangible assets and merger, integration and restructuring expenses are deducted from non-interest expense in the numerator of the cash operating efficiency ratio disclosed in the tables. The comparable GAAP information is also included in the tables.

Supplemental Financial Information - Fourth Quarter 2005

The following table reconciles average GAAP equity to average tangible equity for the three and twelve months ended December 31, 2005 and 2004, as well as each of the period ends presented in the tables.

	December 31,
	2005	2004
Average GAAP equity	$1,487,624	$1,229,933

Goodwill	496,315	322,487
Core deposits and other intangibles	68,387	62,194
Deferred taxes	(23,935)	(21,768)

	540,767	362,913

Average tangible equity	$946,857	$867,020

	2005				2004
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Average GAAP equity	$1,534,231	$1,512,883	$1,438,443	$1,463,903	$1,448,075

Goodwill	524,288	507,944	481,190	471,141	454,488
Core deposits and other intangibles	65,193	69,687	68,761	69,945	73,037
Deferred taxes	(22,818)	(24,390)	(24,066)	(24,481)	(25,563)

	566,663	553,241	525,885	516,605	501,962

Average tangible equity	$967,568	$959,642	$912,558	$947,298	$946,113

The following table reconciles average GAAP assets to average tangible assets for the twelve months ended December 31, 2005 and 2004, as well as each of the period ends presented in the tables.

	December 31,
	2005	2004
Average GAAP assets (excluding discontinued operations)	$15,145,698	$13,356,903

Goodwill	496,315	322,487
Core deposits and other intangibles	68,387	62,194
Deferred taxes	(23,935)	(21,768)

	540,767	362,913

Average tangible assets	$14,604,931	$12,993,990

	2005				2004
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Average GAAP assets	$15,358,242	$15,197,504	$15,095,049	$14,926,701	$14,751,651

Goodwill	524,288	507,944	481,190	471,141	454,488
Core deposits and other intangibles	65,193	69,687	68,761	69,945	73,037
Deferred taxes	(22,818)	(24,390)	(24,066)	(24,481)	(25,563)

	566,663	553,241	525,885	516,605	501,962

Average tangible assets	$14,791,579	$14,644,263	$14,569,164	$14,410,096	$14,249,689

Supplemental Financial Information - Fourth Quarter 2005

The following table reconciles GAAP earnings per share to core operating earnings per share and cash operating earnings per share (certain information does not add due to rounding):

Basic EPS

	Twelve Months Ended December 31,
	2005	2004
Net income	$1.71	$1.95
After-tax earnings from discontinued operations	(0.00)	(0.19)
After-tax merger, integration and restructuring	0.01	0.03
Deduct: Proforma stock option expense, net of tax		(0.04)

Core operating earnings	1.72	1.76
After-tax amortization of core deposits and other intangible assets	0.09	0.07

Cash operating earnings	$1.81	$1.83

	2005				2004
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Net income	$0.50	$0.47	$0.45	$0.29	$0.47
After-tax earnings from discontinued operations	(0.00)	—	—	—	0.00
After-tax merger, integration and restructuring	0.00	0.00	0.01	0.00	0.00
Deduct: Proforma stock option expense, net of tax					(0.02)

Core operating earnings	0.50	0.47	0.46	0.29	0.45
After-tax amortization of core deposits and other intangible assets	0.02	0.02	0.02	0.02	0.02

Cash operating earnings	$0.52	$0.49	$0.48	$0.31	$0.47

Diluted EPS

	Twelve Months Ended December 31,
	2005	2004
Net income	$1.69	$1.93
After-tax earnings from discontinued operations	(0.00)	(0.19)
After-tax merger, integration and restructuring	0.01	0.03
Deduct: Proforma stock option expense, net of tax		(0.03)

Core operating earnings	1.70	1.74
After-tax amortization of core deposits and other intangible assets	0.09	0.07

Cash operating earnings	$1.79	$1.81

	2005				2004
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Net income	$0.49	$0.46	$0.45	$0.29	$0.46
After-tax earnings from discontinued operations	(0.00)	—	—	—	(0.00)
After-tax merger, integration and restructuring	0.00	0.00	0.01	0.00	0.00
Deduct: Proforma stock option expense, net of tax					(0.02)

Core operating earnings	0.49	0.47	0.46	0.29	0.44
After-tax amortization of core deposits and other intangible assets	0.02	0.02	0.02	0.02	0.02

Cash operating earnings	$0.52	$0.49	$0.48	$0.31	$0.47

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